COLLATERAL ASSIGNMENT OF ACQUISITION AGREEMENTS
                 -----------------------------------------------


     THIS COLLATERAL ASSIGNMENT OF ACQUISITION AGREEMENTS ("Assignment"), dated May 16, 2000, is by and among DH APPAREL COMPANY, INC., a Georgia corporation ("Duck Head"), with its chief executive office at 1020-A Barrow Industrial Parkway, Winter, Georgia 30680, and DELTA APPAREL, INC., a Georgia corporation ("Delta", and together with Duck Head, each individually, an "Assignor" and collectively, "Assignors"), with its chief execute office at 3355 Breckinridge Boulevard, Suite 100, Duluth, Georgia 30096, in favor of CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation ("Assignee"), having an office at 200 Galleria Parkway, Suite 1500, Atlanta, Georgia 30339.


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, each of Assignors has acquired certain assets of Delta Woodside Industries, Inc. ("Seller"), as set forth in the Distribution Agreement, dated March 15, 2000, by and among Seller and Assignors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Distribution Agreement", together with the other agreements, documents and instruments referred to therein in Section 2.1 thereof or at any time executed and/or delivered in connection with the transactions contemplated by such Section 2.1, collectively, the "Acquisition Agreements");

     WHEREAS, Duck Head and Assignee have entered or are about to enter into financing arrangements pursuant to which Assignee may make loans and advances and provide other financial accommodations to Duck Head as set forth in the Loan and Security Agreement, dated of even date herewith, among Duck Head, Delta Merchandising, Inc. and Assignee (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Duck Head Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Assignment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Duck Head Financing Agreements");

     WHEREAS, Delta and Assignee have entered or are about to enter into financing arrangements pursuant to which Assignee may make loans and advances and provide other financial accommodations to Delta as set forth in the Loan and Security Agreement, dated of even date herewith, between Delta and Assignee (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Delta Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Assignment (all of the foregoing, together with the Loan Agreement, as the same now exist

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

or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Delta Financing Agreements" and together with the Duck Head Financing Agreements, collectively, the "Financing Agreements");

     WHEREAS, in order to induce Assignee to make loans and advances and provide other financial accommodations to each Assignor pursuant to each of the Duck Head Loan Agreement and the Delta Loan Agreement and the other Financing Agreements, each Assignor has agreed to grant to Assignee certain collateral security as set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. GRANT OF SECURITY INTEREST AND ASSIGNMENT
        -----------------------------------------

     As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), each Assignor hereby assigns, pledges, transfers and sets over to Assignee, and grants to Assignee a continuing security interest in and a general lien upon, all of each of Assignor's now existing or hereafter arising right, title and interest in and to each of the Acquisition Agreements and all proceeds thereunder, including, but not limited to, (a) all rights of each Assignor to receive monies due to become due to it thereunder or in connection therewith;
(b) all rights of each Assignor to indemnification and claims for damages or other relief pursuant to such Acquisition Agreements; (c) all rights of each Assignor to perform and exercise all remedies thereunder and to require performance by the other parties thereto; and (d) all proceeds, collections, recoveries and rights of subrogation with respect to the foregoing (all of the foregoing being collectively referred to herein as the "Collateral").

     2. OBLIGATIONS SECURED
        -------------------

     The assignment, security interest and lien granted to Assignee pursuant to this Assignment shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by each of Assignors to Assignee and/or its affiliates, including principal, interest, charges, fees, premiums, indemnities, and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this Assignment, the Duck Head Loan Agreement, the Delta Loan Agreement and the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Duck Head Loan Agreement or the Delta Loan Agreement or after the commencement of any case with respect to any Assignor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured (all of the foregoing being collectively referred to herein as the "Obligations").

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

     3. NO ASSUMPTION OF DUTIES
        -----------------------

     This Assignment is executed only as security for the Obligations and, therefore, the execution and delivery of this Assignment shall not subject Assignee to, or transfer or pass to Assignee, or in any way affect or modify, the liability of Assignors under the Acquisition Agreements. In no event shall the acceptance of this Assignment by Assignee or the exercise by Assignee of any rights hereunder or assigned hereby, constitute an assumption of any liability or obligation of Assignors to any of the other parties to the Acquisition Agreements or any other persons.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS
        -----------------------------------------

     Each Assignor hereby represents, warrants and covenants with and to Assignee the following (all of such representations, warranties and covenants being continuing as long as any of the Obligations are outstanding):

     (a) Each of the Acquisition Agreements is and shall be a legal, valid and binding obligation of each Assignor.

     (b) As of the date hereof, no default or event of default under or with respect to the Acquisition Agreements exists or has occurred.

     (c) Each Assignor has obtained all consents required for the valid and binding assignment of the Acquisition Agreements.

     (d) Each Assignor shall promptly and faithfully abide by, perform and discharge in all material respects the obligations, covenants, conditions and duties which the Acquisition Agreements provide are to be performed by each Assignor.

     (e) Each of the Acquisition Agreements is in full force and effect and, without the prior written consent of Assignee, Assignors will not amend, supplement or otherwise modify or terminate any of the terms or provisions of any of the Acquisition Agreements, in any manner that would materially, adversely affect the rights or claims of Assignors or materially, adversely affect any of the Collateral or the rights of Assignors or Assignee with respect thereto; provided, that, unless and until an Event of Default exists or has occurred and is continuing, Assignors may, upon notice thereof to Lender, amend, supplement or otherwise modify or terminate any of the terms or provisions of the Acquisition Agreements so long as either (i) such amendment, supplement, modification or termination does not waive, release or limit any rights or claims of Assignors or increase the obligations of Assignors or make any terms thereof more restrictive or burdensome to Assignors or in any manner adversely affect Assignee or any rights of Assignee as determined in good faith by Assignee and confirmed by Assignee to Assignors in writing or (ii) Assignee has consented in writing to such amendment, supplement, modification or termination.

     (f) At Assignors' sole cost and expense, Assignors shall appear in and defend any action or proceedings affecting Assignee and arising under, growing out of or in any manner connected with the obligations, covenants, conditions, duties, agreements or liabilities of Assignors under the Acquisition Agreements.

     (g) Each Assignor shall: (i) promptly notify Assignee of each and every dispute with, proceeding or claim against, cause of action or litigation involving any person for which any Assignor has or may have any right to indemnification or claim for damages or other relief or remedies, whether at law or in equity, arising under or in connection with the Acquisition Agreements,
(ii) diligently enforce all rights to indemnification or claim for damages or other relief or remedies, whether at law or in equity, arising under or in connection with the Acquisition Agreements and (iii) not take or permit, and has not taken or permitted since the execution of the Acquisition Agreements, any action that adversely affects, in the good faith judgment of Assignee, the Obligations or the Collateral.

     (h) Each Assignor shall promptly deliver or cause to be delivered a copy of every written notice or communication received by such Assignor pursuant to any of the Acquisition Agreements to Assignee in the manner and at the place provided for notices contained herein.

     (i) In no event shall any Assignor without the prior written consent of Assignee, waive in any material respect, or release or discharge any of its rights or any of the obligations, duties or liabilities of any other party to the Acquisition Agreements, or compromise or settle any right or any claim or dispute with respect to any of its rights or any of the obligations, duties or liabilities of any other party to the Acquisition Agreements. No such waiver, release, discharge, compromise or settlement shall be effective without the prior written consent of Assignee.

     5. EVENTS OF DEFAULT
        -----------------

     All Obligations shall become immediately due and payable, without notice or demand, at the option of Assignee, upon the occurrence of any Event of Default, as such term is defined in the Duck Head Loan Agreement or the Delta Loan Agreement (each an "Event of Default" hereunder).

     6. RIGHTS AND REMEDIES
        -------------------

     (a) At any time an Event of Default exists or has occurred and is continuing, Assignee shall have the absolute right to enforce, in its name, any and all rights to indemnification or claim for damages or other relief or remedies, whether at law or in equity, arising under or in connection with the Acquisition Agreements, or otherwise and apply the proceeds thereof to the Obligations in such order or manner as Assignee shall determine.

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

     (b) In order to effectuate the foregoing, each Assignor, for itself and its respective successors and assigns, hereby constitutes and appoints Assignee and each officer and employee thereof as its attorney-in-fact with power to assert claims and commence and prosecute suit against any Person or to settle or compromise any such claim or suit relating to any such right, claim, relief or remedy, and to sign and file any and all papers required in connection therewith and to take any and all other action which Assignee may, in its good faith discretion, deem appropriate. Each Assignor hereby ratifies and approves all acts which Assignee or any officer or employee thereof as attorney may do and this power of attorney, being coupled with an interest, is irrevocable as long as any of the Obligations remain outstanding.

     (c) No failure to exercise, and no delay in exercising on the part of Assignee any right, power or privilege under this Assignment, the Loan Agreement or under any of the other Financing Agreements or other documents referred to herein or therein shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power and privilege. The rights and remedies of Assignee under this Assignment, the other Financing Agreements or applicable law, are cumulative and not exclusive and all such rights and remedies may be exercised alternatively, successively or concurrently.

     7. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW
        ------------------------------------------------------------

     (a) The validity, interpretation and enforcement of this Assignment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia (without giving effect to principles of conflicts of law).

     (b) Assignor and Assignee irrevocably consent and submit to the non-exclusive jurisdiction of the Superior Court of Fulton County, Georgia and the United States District for the Northern District of Georgia and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Assignment or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of each Assignor and Assignee in respect of this Assignment or the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or thereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Assignee shall have the right to bring any action or proceeding against any Assignor or its property in the courts of any other jurisdiction which Assignee deems necessary or appropriate in order to realize on any collateral granted to Assignee or to otherwise enforce its rights against each Assignor or its property).

     (c) Each Assignor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed ten (10) days after the same shall have been so deposited in the U.S. mails, or, at Assignee's option, by service upon Assignor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, such Assignor shall appear in answer to such process, failing which such Assignor shall be deemed in default and judgment may be entered by Assignee against such Assignor for the amount of the claim and other relief requested.

     (d) EACH ASSIGNOR AND ASSIGNEE HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS ASSIGNMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT TO THIS ASSIGNMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH ASSIGNOR AND ASSIGNEE
HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EACH ASSIGNOR OR ASSIGNEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS ASSIGNMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH ASSIGNOR AND ASSIGNEE TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

     8. MISCELLANEOUS
        -------------

     (a) All notices, requests and demands hereunder shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram, or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

           If to Assignors:          DH Apparel Company, Inc.
                                     1020-A Barrow Industrial Parkway
                                     Winter, Georgia 30680
                                     Attention: Chief Financial Officer

                                     Delta Apparel, Inc.
                                     3355 Breckinridge Boulevard
                                     Suite 100
                                     Duluth, Georgia 30096
                                     Attention: Chief Financial Officer

           If to Assignee:           Congress Financial Corporation
                                       (Southern)
                                     200 Galleria Parkway, Suite 1500
                                     Atlanta, Georgia 30339
                                     Attention: Portfolio Manger

     (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Assignor and Assignee herein shall include their respective successors and assigns. All references to the term "Person" or "person" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability corporation, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency instrumentality or political subdivision thereof.

     (c) No provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     (d) This Assignment shall be binding upon each Assignor and its successors and assigns and inure to the benefit of and be enforceable by Assignee and its successors and assigns.

     (e) If any provision of this Assignment is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Assignment as a whole but this Assignment shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.


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                                      -7-

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed by persons duly authorized, as of the date first above written.

                                            ASSIGNORS:

                                            DH APPAREL COMPANY, INC.

                                            By: /s/ K. Scott Grassmyer
                                                -------------------------------

                                            Title: Sr. Vice President & CFO


                                            DELTA APPAREL, INC.

                                            By: /s/ Herbert M. Mueller
                                                -----------------------------
                                            Title: Vice President & CFO


                                            ASSIGNEE:

                                            CONGRESS FINANCIAL CORPORATION
                                               (SOUTHERN)

                                            By: /s/ Daniel Cott
                                               ------------------------------
                                            Title:  Executive Vice President




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